                                                                         Ex 10.2

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is entered into as of October 12, 2004, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller") and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a De/aware corporation; and ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the "Purchaser").

                                    RECITALS

     A. The parties hereto entered into that certain Asset Purchase Agreement as of August 29, 2004 (the "Agreement").

     B. The parties hereto desire to amend the Agreement as set forth in this Amendment.

                                    ARTICLE 1
                                   AGREEMENTS

     1.1 Amendment. The first paragraph of Section 3.03 of the Agreement is hereby amended by deleting the words "forty-five (45) days" and replacing it with the words "forty-eight (48) days."

     1.2 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

     1.3 Full Force and Effect. The Agreement as modified by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.
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SELLER:                                 PURCHASER:

SILVERLEAF RESORTS, INC., a Texas       ALGONQUIN WATER RESOURCES OF TEXAS,
corporation                             LLC, a Texas limited liability company


By: /S/ JOE W. CONNER                   By: /S/ EDMUND PAMATAT
    ---------------------------------       ------------------------------------
Its: COO                                Its: VP Corp Dev


                                        AGONQUIN WATER RESOURCES OF
                                        MISSOURI, LLC, a Missouri limited
                                        liability company


                                        By: /S/ EDMUND PAMATAT
                                            ------------------------------------
                                        Its: VP Corp Dev


                                        ALGONQUIN WATER RESOURCES OF
                                        ILLINOIS, LLC, an Illinois limited
                                        liability company


                                        By: /S/ EDMUND PAMATAT
                                            ------------------------------------
                                        Its: VP Corp Dev


                                        ALGONQUIN WATER RESOURCES OF
                                        AMERICA, INC., a Delaware corporation


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer


                                        ALGONQUIN POWER INCOME FUND,
                                        a Canadian income trust


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its:
                                             -----------------------------------